Exhibit 10.3

Loan Agreement

This Loan Agreement (the “Loan Agreement”) is dated as of the 27th day of December, 2019, by and between MVB BANK, INC., a West Virginia banking corporation, its successors and/or assigns (the “Lender”), having an address for notices hereunder of 12100 Sunset Hills Road, Suite 130, Reston, Virginia 20190, Attn: Garret Reed; and Broad Street Operating Partnership, LP, a Delaware limited partnership, Broad Street Realty, Inc., a Delaware corporation, and Broad Street Realty, LLC, a Maryland limited liability company, their respective successors and/or assigns (collectively, the “Borrower” for clerical convenience), each having an address for notices hereunder of 7250 Woodmont Avenue, Suite 350, Bethesda, Maryland 20814, Attn: Michael Jacoby; and agreed and consented to by each Guarantor (as defined below).

The Borrower has applied to Lender for and the Lender has agreed to lend, subject to the terms of this Loan Agreement and all other Loan Documents (as defined below), a sum of money in the aggregate principal amount of up to Six Million Five Hundred Thousand and 00/100 Dollars ($6,500,000.00) (hereinafter whether administered as one or more loans, referred to, singularly or collectively, as the “Loan”), for the following purpose (hereinafter the “Purpose”): (i) to effect the refinance of one more existing loans made by EagleBank to one or more Borrower, and (ii) to provide the Borrower with additional working capital to support the operational business objectives of the Borrower as disclosed and provided to the Lender, subject to the terms of this Loan Agreement.

The guarantors of the Loan are BSV Cromwell Land LLC, a Maryland limited liability company (“BSV Cromwell Land”), and Michael Z. Jacoby (individually) (hereinafter, together with any/all respective heirs, successors, substitutes, and/or assigns referred to collectively for clerical convenience, whether one or more, as “Guarantor”).

The Lender is not willing to enter into the financial transactions that are contemplated in this Loan Agreement and in the Loan Documents (as defined below) unless the transactions are secured for the benefit of the Lender. Accordingly, to induce the Lender to make the Loan, and in express reliance thereon, this Loan Agreement is being executed, acknowledged and delivered to and for the benefit of the Lender. The security documents (as described below) secure the Loan, and all promissory notes dated of any date that evidence the Loan and in particular: (i) that certain Promissory Note in the face amount of Four Million Five Hundred Thousand and 00/100 Dollars ($4,500,000.00) (“Note No. 1”), and (ii) that certain Promissory Note in the face amount of Two Million and 00/100 Dollars ($2,000,000.00) (“Note No. 2”), each dated on or about the date of this Loan Agreement, executed in favor of the Lender, together with: (i) all accrued interest, and as said interest may be changed from time to time in accordance therewith, (ii) all late fees and costs associated therewith, and (iii) any and all respective substitutions, replacements, restructurings, bifurcations, consolidations, extensions, amendments, and/or allonges thereto (collectively, whether one or more, now or hereafter existing, referred to for clerical convenience hereinafter, as the “Note”). The terms of the Note are incorporated herein by this reference. The Loan and the Note are secured by all of the other Loan Documents.

Section 1 Conditions Precedent

The Lender shall not be obligated to make any disbursement of loan proceeds until the Lender confirms that all of the following conditions precedent have been satisfied, and proper evidence of compliance has been provided to the Lender, all in form and substance satisfactory to the Lender:

1.01.

USA Patriot Act Verification Information: That information or documentation, including but not limited to the legal name, address, tax identification number, driver’s license, and date of birth of the natural person signing as or for Borrower is sufficient for the Lender to verify the person’s identity in accordance with the USA Patriot Act. Borrower shall notify Lender promptly of any change in such information.

1.02.	Note: That the Note has been duly executed by the Borrower and all other parties that may be required to also sign the Note.

1.03.

Guaranty: That an unconditional guaranty agreement has been executed and delivered by each Guarantor, to guarantee the Loan and payment of all obligations under all of the Loan Documents, in accordance with the terms therein.

1.04.	Borrower’s Certificate: A Borrower’s certificate has been provided where the Borrower certifies particular facts and circumstances to the Lender to induce the Lender to make the Loan.

1.05.

Resolution/Authorization: Lender has sufficient evidence of due authorization as to the execution, delivery, and performance of the Loan Documents by all parties thereto in a form acceptable to Lender.

1.06.

Loan Fee: That a loan fee of $65,000.00 is to be paid to the Lender on or before the date of execution of the Loan Documents, in addition to any other miscellaneous appraisal charges, and other reasonable expenses or costs incurred by the Lender. All loan fees shall be deemed to be earned in full at the time when paid to the Lender.

1.07.

Certificate of Existence: That sufficient evidence from the business department of each State (or other government authority) has been submitted as to the name, legal existence, good standing and/or charter file documents for each Owner, in the state where organized and in the state where doing business, if different.

1.08.

Legal Opinion: At Lender’s request, a favorable opinion from legal counsel acceptable to the Lender has been submitted to certify, among other things, that the Loan Documents are valid, binding and enforceable against the parties thereto, in accordance with their terms in a form and substance acceptable to the Lender and the Lender's counsel.

1.09.	Additional Documents: Subject to the Lender’s underwriting for the Loan, the Lender may determine that any of the following additional documents may be applicable:

Security Agreement and Collateral Assignment: Security agreement in which each Borrower shall grant to Lender a first priority security interest and collateral assignment in the business assets and property specified therein.

UCC Financing Statements: UCC Financing Statements duly filed in each Borrower’s state of incorporation, organization, or residence, and in all jurisdictions necessary, or in the opinion of the Lender desirable, to perfect the security interests granted in the Security Agreement and Collateral Assignment, and certified copies of information requests identifying all previous financing statements on record for the Borrower or other owner, as appropriate from all jurisdictions indicating that no security interest has previously been granted in any of the collateral described in the Security Agreement and Collateral Assignment, unless prior approval has been given by the Lender.

Security Agreement and Collateral Assignment of Interests: Security agreement in which Michael Z. Jacoby shall grant to Lender a security interest and collateral assignment in rights and interests in specified entities identified therein as collateral for the Loan.

Other: The Lender has received such other approvals, opinions, or documents as the Lender may reasonably request.

Section 2 Representations and Warranties

Each Borrower hereby jointly and severally represents and warrants to Lender that:

2.01.

Financial Statements. The balance sheet provided by the Borrower, and its related statements of income and retained earnings, together with any accompanying footnotes, accountant's opinions thereon, and all other financial information previously furnished to the Lender, fairly reflect the financial condition of the Borrower and its subsidiaries, if any, as of the dates thereof, and are true and accurate and have not changed materially and adversely since the date thereof.

2.02.

Name, Capacity and Standing. The exact legal name of each Borrower is correctly stated in the initial paragraph of this Loan Agreement. Borrower is duly qualified and in good standing to do business in every state in which the nature of its business shall require such qualification, and is duly authorized to enter into and perform the obligations under this Loan Agreement and the other Loan Documents. Each Borrower warrants and covenants that it is duly organized and validly existing under the laws where it was formed.

2.03.

No Violation of Other Agreements. The execution of the Loan Documents, and the performance by each Borrower will not violate any provision, as applicable, of any of its articles of formation or regulations, operations and governing agreements, or of any law, other agreement, indenture or other binding instrument, or give cause for the acceleration of any of their respective obligations.

2.04.

Authority. All authority from and approval by any federal, state, or local governmental body, commission or agency necessary to the making, validity, or enforceability of this Loan Agreement and the other Loan Documents has been obtained.

2.05.

Asset Ownership. All of the properties and assets reflected on the balance sheets and financial statements furnished to the Lender are clearly titled so that the Lender may identify the owner thereof (if it is not the Borrower), and all such properties and assets are free and clear of mortgages, deeds of trust, pledges, liens, and all other encumbrances except as otherwise disclosed by such financial statements. In addition, each other owner of collateral has good and marketable title to such collateral, free and clear of any liens, security interests and encumbrances, except as otherwise disclosed to Lender.

2.06.

Discharge of Liens and Taxes. The Borrower and its subsidiaries, if any, have filed, paid, and/or discharged all taxes or other claims which may become a lien on any of their respective properties or assets, excepting to the extent that such items are being appropriately contested in good faith and for which an adequate reserve (in an amount acceptable to Lender) for the payment thereof is being maintained.

2.07.

Regulations U and X. None of the loan proceeds shall be used directly or indirectly for the purpose of purchasing or carrying any margin stock in violation of the provisions of Regulation U and Regulation X of the Board of Governors of the Federal Reserve System.

2.08.

ERISA. Each/any employee benefit plan, as defined by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), maintained by the Borrower or by any subsidiary of the Borrower meets, as of the date hereof, the minimum funding standards of Section 302 of ERISA, all applicable requirements of ERISA and of the Internal Revenue Code of 1986, as amended, and no “Reportable Event” nor “Prohibited Transaction” (as defined by ERISA) has occurred with respect to any such plan.

2.09.

No Litigation. There is no claim, action, suit or proceeding pending, threatened or reasonably anticipated before any court, commission, administrative agency, whether State or Federal, or arbitration which will materially adversely affect the financial condition, operations, properties, or business of any Borrower or its respective subsidiaries, if any, or the ability of any Borrower to perform its respective obligations under the Loan Documents.

2.10.	Other Agreements. The representations and warranties made by Borrower to Lender in the other Loan Documents are true and correct in all respects on the date hereof.

2.11.

Binding and Enforceable. The Loan Documents, when executed, shall constitute valid and binding obligations of the parties thereto, the execution of such Loan Documents has been duly authorized by the parties thereto, and are enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, moratorium, or similar laws affecting creditors' rights generally.

2.12.

Commercial Purpose. The Loan is a commercial loan and is not a “consumer transaction”, as defined in the Virginia Uniform Commercial Code, and none of the collateral was or will be purchased or held primarily for personal, family or household purposes.

Section 3 Affirmative Covenants

Each Borrower covenants and agrees that from the date hereof and until payment in full of all indebtedness and performance of all obligations owed to the Lender under the Loan Documents, each Borrower shall:

3.01.

Maintain Existence and Current Legal Form of Business. (a) Maintain its existence and good standing in the state of its formation, (b) maintain its current legal form of business indicated above, and, (c) as applicable, qualify and remain qualified to do business in each jurisdiction in which such qualification is required.

3.02.	Maintain Records. Keep adequate records and books of account, in which complete entries will be made, reflecting all financial transactions of the Borrower.

3.03.

Maintain Properties. Maintain, keep, and preserve all of its properties (tangible and intangible) including the collateral necessary or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

3.04.	Conduct of Business. Continue to engage in an efficient and prudent manner of business that is the same general type as now conducted.

3.05.

Maintain Insurance. Maintain insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same or a similar business, and business interruption insurance if required by Lender, which insurance may provide for reasonable deductible(s). The Lender shall be named as loss payee (Long Form) on all policies which apply to the Lender's collateral, and the Borrower shall deliver certificates of insurance at closing evidencing same. All such insurance policies shall provide, and the certificates shall state, that no policy will be terminated without thirty (30) days prior written notice to Lender.

3.06.

Comply With Laws. Comply in all respects with all applicable laws, rules, regulations, and orders including, without limitation, paying before the delinquency of all taxes, assessments, and governmental charges imposed upon it or upon its property.

3.07.

Right of Inspection. Permit the officers and authorized agents of the Lender, at any reasonable time or times, to visit the properties of the Borrower, to examine and make copies of the applicable records and books of account, and to discuss such matters with any owner, agent or representatives of the Borrower, or the Borrower's independent accountant as the Lender deems reasonably necessary and proper.

3.08.	Reporting Requirements. Furnish to the Lender:

Annual Financial Statements: As soon as available and not later than June 30th of each year, consolidated, financial statements of each Borrower audited by a public accounting firm, to include balance sheets, statements of income, cash flow, and retained earnings for the period ended and a statement of changes in the financial position, all in reasonable detail, and all certified as true and correct by an officer, general partner, or manager of the Borrower, as appropriate.

Interim Financial Statements: As soon as available and not more than thirty (30) days after the end of each fiscal quarter, consolidated company-prepared interim financial statements of each Borrower in content and form reasonably acceptable to Lender.

Tax Returns: As soon as available each year, but not later than April 15th of each year (or October 15th if an extension is filed), complete copies (including all schedules) of all federal tax returns filed by Borrower.

Debt Schedule: As soon as available and not more than thirty (30) days after the end of each fiscal quarter, a schedule of all debt balances and payments of each Borrower and limited liability companies owned by any Borrower, in content and form reasonably acceptable to Lender.

Rent Roll: As soon as available each year, but not later than January 30th of each year, the rent roll for each of the BSV Group 1 Properties (as defined below), each of the BSV Group 2 Properties (as defined below), and any other real estate investment properties hereafter acquired or owned (indirectly or directly) in whole or in part by any Borrower.

Notice of Litigation: Promptly after the receipt by the Borrower of which Borrower has knowledge, notice or complaint of any action, suit, and/or proceeding before any court or administrative agency of any type which, if determined adversely, could have a material adverse effect on the financial condition, properties, or operations of the Borrower, as appropriate.

Notice of Default: Promptly upon discovery or knowledge thereof, notice of the existence of any Event of Default.

USA Patriot Act Verification Information: Information or documentation, including but not limited to the legal name, address, tax identification number, driver’s license, and date of birth (if the Borrower is an individual) of the Borrower sufficient for the Lender to verify the identity of the Borrower in accordance with the USA Patriot Act. Borrower shall notify Lender promptly of any change in such information.

Other Information: Such other information as the Lender may from time to time reasonably request.

3.09.

Deposit Accounts. Maintain, in the name of Borrower or an affiliate of a Borrower, one or more deposit accounts with the Lender, which accounts shall have an aggregate minimum balance at the time of testing of $3,000,000.00 (the “Deposit Requirement”), to be tested by Lender commencing as of December 31, 2019 and on a quarterly basis thereafter. If the Lender determines that the Deposit Requirement has not been satisfied, effective as of the date of such review, such breach shall not constitute a default, but the interest rate charged to Borrower under the terms of each Note will automatically increase by one percent (1.00%) above the interest rate that is in effect under each Note, without the need for notice to Borrower, and shall remain at the increased interest rate until the next quarterly review date on which the Lender determines that the Deposit Requirement has been satisfied.

3.10.

Affirmative Covenants from other Loan Documents. All affirmative covenants contained in any security documents executed in connection with the Loan which are described in Section 1 hereof are hereby incorporated by reference herein.

3.11.

Assignment of Membership Interests; Security Agreement. Borrower shall cause Michael Z. Jacoby to execute and deliver the Security Agreement and Collateral Assignment to grant a security interest and assign to Lender certain of Michael Z. Jacoby’s ownership interests in Broad Street Operating Partnership, LP, in addition to all other collateral as described therein, as additional collateral for the Loan. Borrower shall cause Michael Z. Jacoby to execute and deliver the Pledge, Assignment, and Security Agreement to grant a security interest and assign to Lender certain of Michael Z. Jacoby’s ownership interests in Broad Street Realty, Inc., in addition to all other collateral as described therein, as additional collateral for the Loan.

3.12.

Real Property Owning LLCs. Each Borrower covenants and agrees that ninety-nine percent (99%) of the membership interests of Broad Street BIG First OP LLC, a Delaware limited liability company (“BIG First Op”), are owned by Broad Street Operating Partnership, LP, and that BIG First Op is, or upon completion of the staged merger transactions, will be the direct or indirect owner of the following real estate owning limited liability companies: BSV Spotswood LLC, BSV Avondale LLC, BSV Highland-Town LLC, BSV Hollinswood LLC, BSV Patrick Street LLC, BSV Colonial Owner LLC, BSV Lamonticello Owner LLC, BSV Coral Hills LLC, BSV West Broad Commons LLC, BSV Crestview Square LLC, and BSV Dekalb LLC (collectively, the “BSV Group 1 Properties”). Each Borrower covenants and agrees that Broad Street Operating Partnership, LP, a Delaware limited partnership, upon completion of the staged merger transactions, will own directly or indirectly, ninety-nine percent (99%) of the membership and ownership interests in the following real estate owning limited liability companies: BSV Greenwood Village LLC, BSV Cromwell Property LLC, BSV Cypress Point LLC, BSV Lamont JCRS LLC, BSV Lamar East LLC, and BSV Premier Brookhill LLC (collectively, the “BSV Group 2 Properties”).

3.13.

Ownership of Borrowers. During the life of the Loan, Broad Street Operating Partnership, LP shall maintain its ninety-nine percent (99%) ownership/membership interest in BIG First Op and its one hundred percent (100%) ownership/membership interest in Broad Street Realty, LLC.

3.14.	Cash Collateral.

(a)

On or before the date of this Agreement, the Borrower cause Michael Z. Jacoby to deposit with the Lender the cash sum of not less than Nineteen Thousand Four Hundred Two and 00/100 Dollars ($19,402.00) (the “Cash Collateral”), in an account that is held and exclusively controlled by the Lender and shall continue to be held by the Lender as additional collateral for the Loan as long as the Loan remains outstanding.

(b)

The Cash Collateral shall be subject to the terms of this Agreement, the Lender’s Assignment, Pledge, and Security Agreement as well as all other customary bank documentation. Borrower agrees to cause Michael Z. Jacoby to execute, acknowledge, and deliver customary lender account documents and agreements, and any amendments and/or corrections thereto, from time to time in connection with establishing, evidencing, securing, and perfecting the Lender’s security interest in the Cash Collateral for as long as the Loan remains outstanding, at no cost to the Lender.

Section 4 Guarantor Covenants

Each Guarantor covenants and agrees that from the date hereof and until payment in full of all indebtedness and performance of all obligations owed under the Loan Documents, each Guarantor shall:

4.01.	Maintain Properties - Liquid Assets. Not dispose of all or substantially all of guarantor's properties (tangible or intangible).

4.02.

Comply With Laws. Comply in all respects with all applicable laws, rules, regulations, and orders including, without limitation, paying before the delinquency of all taxes, assessments, and governmental charges imposed or assessed upon any guarantor or upon a guarantor’s property.

4.03.	Reporting Requirements. Furnish to the Lender:

Personal Financial Statements: As soon as available and not later than April 30 of each year, personal statements of income, statements of liquidity, cash flow, and a statement of changes in the financial position of Michael Z. Jacoby, all in detail that is reasonable to the Lender, and all certified as true and correct;

Tax Returns: As soon as available each year, but not later than thirty (30) days after filing each year, furnish complete copies (including all schedules) of all federal tax returns filed by each Guarantor;

Notice of Litigation: Promptly after the receipt by any Guarantor, or by Borrower of which any guarantor has knowledge, provide notice of any action, suit, and proceeding before any court or governmental agency of any type which, if determined adversely, could have a material adverse effect on the financial condition, properties, or on the obligations or commitments of any guarantor;

Other Information: Furnish such other information as the Lender may from time to time reasonably request.

4.04.     4..No Litigation: Not be involved in any claim, action, suit or proceeding pending, threatened or reasonably anticipated before any court, commission, administrative agency, whether State or Federal, or any arbitration, which will materially adversely affect the financial condition, operations, properties, or business of any Guarantor, or the ability to perform their obligations under the Loan Documents.

4.05.	Entity Requirements: BSV Cromwell Land shall not:

Dissolve; Transfer of Ownership: Without the prior written consent of the Lender, dissolve or terminate, or issue, transfer, hypothecate, assign or sell any of its direct ownership interests after the date of this Loan Agreement, except that internal transfers among existing owners are permissible so long as there is no change in management, and so long as the Lender is provided copies of all documentation in a form acceptable to the Lender evidencing such internal transfers;

Change Existence: Change its legal form of business as shown in all information provided to Lender, and shall not, without the Lender’s prior written consent, change guarantor’s name. BSV Cromwell Land shall qualify and remain qualified to do business in each jurisdiction in which such qualification is required and at all times maintain its existence and good standing in the state of its formation.

Section 5 Financial Covenants

The following financial covenants shall be met and maintained, as reasonably determined solely by the Lender, for so long as any obligations under the Loan Documents remain outstanding:

5.01.

Debt Service Coverage Ratio. A minimum DSC Ratio (as defined in this section) of at least 1.30 to 1.00 shall at all times be maintained, and may be tested by Lender commencing as of September 30, 2020 and on a quarterly basis thereafter, for so long as the Loan remains outstanding. The “DSC Ratio” is hereby defined as the debt service coverage ratio which shall be calculated by Lender in the form of a ratio of: (i) EBITDA (as defined in this section); to (ii) Interest Expense plus CMLTD (as defined in this section). “EBITDA” is defined as combined earnings from the continuing operations of Borrower, plus interest expense, taxes, depreciation, and amortization, and shall not include any gains or losses from the sale of assets outside the normal course of business or any other extraordinary accounting adjustments or non‐recurring items of income or loss except as determined by the Lender. “Interest Expense” is defined to mean the combined interest expense of Borrower determined on a consolidated basis for such period in review. “CMLTD” is defined to mean all scheduled principal payments of current maturing long term debt paid during the period in review, excluding prepayments of principal. Any values may be prorated by the Lender at its option. All such calculations and determinations of the DSC Ratio made by the Lender in good faith, absent manifest error, shall be binding for all purposes under this Loan Agreement

5.02.

Total Funded Debt to EBITDA Ratio. Borrower shall not permit the ratio of: (i) its quarterly, consolidated EBITDA, measured on an annualized basis, over (ii) its consolidated funded debt, to be less than eight percent (8.00%), as measured and determined quarterly by Lender commencing as of September 30, 2020. All such calculations and determinations of the foregoing ratio made by the Lender in good faith, absent manifest error, shall be binding for all purposes under this Loan Agreement.

5.03.

Minimum Liquidity. Each Borrower and each Guarantor shall maintain an aggregate minimum unencumbered cash accounts, plus the value of any of their unencumbered marketable securities, plus available funds under lines of credit that are readily available for withdraw by any Borrower or Guarantor, to be less than $5,000,000, as measured and determined by Lender on a quarterly basis commencing as of September 30, 2020. All such calculations and determinations of the minimum unencumbered liquidity made by the Lender in good faith, absent manifest error, shall be binding for all purposes.

Section 6 Negative Covenants

Each Borrower covenants and agrees that from the date hereof and until payment in full of all indebtedness and performance of all obligations under the Loan Documents, each Borrower, without the prior written consent of the Lender, shall not:

6.01.

Liens; Security Interests. Grant any security interest upon or with respect to any of properties now owned or hereafter acquired by Broad Street Realty, Inc. and Broad Street Operating Partnership, LP;

6.02.	Debt. Incur, assume, or suffer to exist additional indebtedness in excess of $250,000, except:

(a)	Debt to the Lender;

(b)	Debt outstanding on the date hereof and shown on the most recent financial statements submitted to the Lender;

(c)	Accounts payable to trade creditors incurred in the ordinary course of business; and

(d)	Other normal unsecured debts incurred in the ordinary course of business;

6.03.

Change of Legal Form of Business; Purchase of Assets. Change Borrower’s name or the legal form of Borrower’s business as shown above, whether by merger, consolidation, conversion or otherwise, and Borrower shall not purchase all or substantially all of the assets or business of any Person;

6.04.	Dividends or Distributions Following Default. During the occurrence of an Event of Default, declare or pay any dividends or distributions of any kind;

6.05.

Guaranties. Assume, guarantee, endorse, or otherwise be or become directly or contingently liable for obligations of any Person, except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

6.06.

Loans. Make further loans to directors, officers, partners, members, shareholders, subsidiaries and affiliates, unless made in connection with the repayment of the Loan, and in all cases shall be subordinate to the operation and effect of the Loan Documents;

6.07.	Disposition of Assets. Sell, lease, or otherwise dispose of any of its assets or properties except in the ordinary and usual course of its business;

6.08.	Dissolve or Terminate. Dissolve or terminate Broad Street Operating Partnership, LP or Broad Street Realty, LLC;

6.09.

Change of Management. Allow for a material change in management of any Borrower or BIG First Op, which is managed by Broad Street Operating Partnership, LP as of the date hereof; provided, however, nothing contained herein shall prohibit, limit or restrict the right of BIG BSP Investments LLC, as the Class A Member of BIG First Op, to replace the manager of BIG First Op pursuant to Section 5.6 of the Operating Agreement of BIG First Op, and any such replacement of the manager shall not constitute a default under this Agreement; and

6.10.

Additional Debt and Liens on Cash Flow of Real Estate Owning LLCs. Except for that certain loan made on or about the date of this Loan Agreement in the principal amount of $66,850,000 from Big Real Estate Finance I, LLC to one or more of the BSV Group 1 Properties, as otherwise disclosed in writing to Lender on or before the date of this Loan Agreement, and/or as may be approved in writing by Lender following the date of this Loan Agreement, no additional material indebtedness shall be incurred or assumed by any of the BSV Group 1 Properties or the BSV Group 2 Properties, and no liens or encumbrances shall be placed on the cash flow and/or real property owned by any of the BSV Group 1 Properties or the BSV Group 2 Properties.

Section 7 Advances; Revolving Credit Facility

At closing, the Lender will advance the full amount of the Loan evidenced by Note No. 1 (to-wit: $4,500,000.00) in connection with the Purpose. Subject to all of the terms and conditions set forth in this Loan Agreement and in any of the other Loan Documents, the Lender hereby permits the Borrower a revolving commercial use of credit up to the amount of Note No. 2, as follows:

7.01.	Advances Under Note No. 2.

7.01.01.

Promise To Pay. The Borrower promises to repay any and all monies advanced and/or re-advanced by the Lender in connection with the Loan in accordance with the terms of each respective Note, plus interest, costs, and fees as provided for thereunder and under the Loan Documents.

7.01.02.

Revolving Line of Credit. The Lender hereby permits the Borrower a limited revolving line of credit under Note No. 2, that shall in no event ever exceed the amount of the Loan evidenced by Note No. 2, subject to all terms and conditions of this Loan Agreement. Once principal advances are repaid under Note No. 2, the Borrower may subsequently request re-advances of such sums or any portion of such sums, subject to the terms of this Loan Agreement and in particular this Section.

7.01.03.

Initial Advance. At or about the time of closing, and at the Borrower’s request, the Lender may make an initial advance to the Borrower under Note No. 2 in any amount as approved by the Lender, for use by Borrower in connection with the Purpose (the “Initial Advance”).

7.01.04.

Subsequent Credit Advances; Revolving. From time to time after the date of this Agreement, but not more frequently than twice per month, and prior to the Advance Deadline (as defined below) the Borrower may request further advances and/or re-advances under Note No. 2 so long as the Lender determines in its discretion: (i) that the requests for such advances and/or re-advances are consistent with the Purpose as disclosed to the Lender, (ii) that no Event of Default has occurred and is continuing or but for the passage of time is about to occur, and (iii) the principal amount of the Loan evidenced by Note No. 2 is not exceeded (each advance and/or re-advance under Note No. 2 is referred to herein as a “Credit Advance”; the Initial Advance and the Credit Advance are hereinafter referred to collectively as “Advances” and each is an “Advance”).

7.01.05.

Advance Deadline. All requests for any Credit Advance under Note No. 2 must be received by the Lender prior to the Maturity Date (as defined in Note No. 2) (the “Advance Deadline”), at which time the Borrower’s right to any further Advances under Note No. 2 shall automatically expire notwithstanding anything contained herein or in any other Loan Documents to the contrary. The Borrower shall not be entitled to, and the Lender shall not be required to make, any Credit Advances under Note No. 2 after the Advance Deadline.

7.01.06.

Clean Up Period. Notwithstanding anything to the contrary contained in Note No. 2, the Borrower agrees that the Borrower shall pay-down the portion of the Loan evidenced by Note No. 2 to an outstanding principal balance of Zero Dollars ($0) for a period of at least thirty (30) consecutive days at least once per annum for so long as the Loan evidenced by Note No. 2 remains outstanding.

7.01.07.

Completion of Form. All requests for Credit Advances shall be requested by individuals authorized by Borrower. All requests for Advances will be confirmed by email, signed facsimile, or in person or by telephone with an authorized representative of Lender. If requested by Lender in connection with any request for a Credit Advance under Note No. 2, the Borrower shall complete, execute and deliver a credit request form or application (the “Form”) as a condition precedent to such Credit Advance, which Form shall be on any terms acceptable to Lender, and shall permit the Lender to obtain any reasonable information or supportive written evidence requested by Lender, all of which shall be in a form and substance acceptable to the Lender.

7.01.08.

Annual Affirmation. Borrower agrees to provide to the Lender on an annual basis such additional and/or updated financial information, loan applications and such other information as Lender may require to re-evaluate its underwriting criteria in connection with the portion of the Loan evidenced by Note No. 2, all as solely determined by the Lender, and if the Lender determines that a material adverse change has occurred in the financial information of the Borrower, as reasonably determined by the Lender based on its review, the Lender unconditionally reserves the right to reduce, restrict, limit, revise, establish, or re-establish at any time, or from time to time: (i) the total amount available for Advances under Note No. 2; and/or (ii) the amount of any credit advance under Note No. 2, as determined solely by the Lender, in the Lender's discretion.

7.01.09.

Verifications. The Lender reserves the right to verify that the Borrower is in compliance with the provisions of this Loan Agreement. Borrower agrees to cooperate with Lender with respect to such verifications.

7.02.	Additional Lender Rights.

7.02.01.

Notwithstanding anything contained herein to the contrary, in addition to any other rights herein, the Lender reserves the right to deny any request for an Advance: (i) if the request for an Advance is not accompanied by sufficient supporting papers, documentation, or substantiation, as reasonably determined by the Lender; (ii) the Lender believes that the request does not comply with the Purpose or with any of the terms and provisions of this Loan Agreement; (iii) any documents required by the Lender are not in a form and substance reasonably acceptable to the Lender; or (iv) the Lender determines that a material adverse change has occurred to the market value of any of the collateral for the Loan or to the financial condition of any party to the Loan, at any time after the date of this Loan Agreement.

7.02.02.

The proposed Credit Advances in connection with the Purpose are intended to enhance the financial strength of the Borrower and, in the event the Lender determines in its sole discretion that any proposed Credit Advance would not be consistent with enhancing the financial covenants of the Borrower, then in that event the Lender may condition, delay or deny any such request for a Credit Advance at any time.

7.02.03.

The Borrower further agrees that the obligation of the Lender to fund any Advances under the Loan to the Borrower in connection with the Purpose is expressly subject to the continuing compliance of all parties, as determined by Lender, with all of the provisions set forth herein and in each of the other Loan Documents, each time the Borrower applies for a subsequent Credit Advance under Note No. 2, and in the event that the Lender determines that the any party to this Credit Agreement is not in compliance with any of the terms, provisions, covenants, and agreements set forth herein and/or in any of the other Loan Documents, then in that event the Lender may condition, delay, and/or deny any such request for a Credit Advance.

7.02.04.

The Lender unconditionally and exclusively reserves the right to reduce, restrict, terminate, limit, establish, and/or re-establish at any time, or from time to time, without any advance notice, the amount of any Credit Advance contemplated under the Loan if the Lender determines at any time that a material adverse change has occurred to the market value of any of the collateral for the Loan, or to the financial condition of Borrower or any other party obligated under the Loan, at any time after the date of this Loan Agreement.

7.03.

Loan Administration. Borrower agrees to pay any reasonable loan administrative costs, expenses, or charges incurred by the Lender, as Lender may require from time to time, and any amounts necessary for the payment of such costs, expenses, or charges incurred by the Lender in connection with the Loan may, for Lender’s convenience, be deducted from any advance made under the Loan.

7.04.

Termination of Loan Disbursements. In addition to all other rights of the Lender granted under any of the Loan Documents to terminate Advances, the Lender's commitment to make Advances shall expire and terminate: (i) automatically if the portion of the Loan evidenced by Note No. 2 is prepaid in full and Note No. 2 cancelled or returned to Borrower; (ii) if the Borrower commits any breach or anticipatory breach; or (iii) if an Event of Default occurs and is not timely cured.

7.05.

Payments Under Note. Regardless of when any Credit Advance is applied for by the Borrower and received, any and all sums outstanding under Note No. 2 shall be due and payable in full in accordance with the terms of Note No. 2. The Initial Advance and all subsequent Credit Advances shall be deemed to be evidenced by Note No. 2.

7.06.

Other Information. For good cause as determined by the Lender, the Borrower agrees to provide such other reasonable documentation or information promptly when requested and in a form and substance that is reasonably acceptable to the Lender, and at Borrower’s expense.

7.07.	No Borrower Assignment. The interests of the Borrower herein shall not be further assigned.

7.08.	No Default. At no time shall the Borrower commit or have committed any Event of Default.

Section 8 Event of Default

If the Lender determines that any of the following events (hereinafter collectively referred to as the “Events of Default” and any one an “Event of Default”) occur for any reason whatsoever, whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree, or order of any court or any order, rule or regulation of any administrative body, or otherwise, then a default shall be deemed to have occurred under this Loan Agreement, as well as under each and every one of the other Loan Documents:

8.01.	If any installment, payment or amount that is due under any Note or under any other note evidencing the Loan, is not paid when due or demanded;

8.02.	If any other breach occurs under any terms of any Note or any of the other Loan Documents;

8.03.	If any costs and attorneys’ fees are incurred by the Lender under the terms of this Loan Agreement, and not repaid immediately upon demand;

8.04.

If any Obligor shall file a petition in bankruptcy under any chapter of the United States Code or under any Federal bankruptcy act, or obtain an order for relief from any United States Bankruptcy Court; or if any Obligor shall take advantage of any insolvency act or any other statute or law relating to the relief of debtors; or if there is commenced against any Obligor an involuntary petition in bankruptcy and such petition is not promptly dismissed; or a court of competent jurisdiction shall assume custody or control of any Obligor or any substantial part of their respective assets;

8.05.

If any Obligor admits an inability to pay debts generally as they become due; makes an assignment for the benefit of creditors; or authorizes or is deemed to have authorized a receiver, trustee, liquidator, or a conservator to act or to control a substantial portion of any Obligor’s affairs or assets;

8.06.

If any Obligor: (i) does not fundamentally maintain the financial covenants contained in this Loan Agreement, or (ii) breaches or violates any conditions precedent, representations and warranties, affirmative covenants, negative covenants, miscellaneous provisions, or other terms, sections, addendums, provisions or exhibits contained in, or made in accordance with, this Loan Agreement;

8.07.	If any of the terms, general requirements, negative covenants, representations, responsibilities, duties, promises, warranties, or miscellaneous sections that are set forth herein or in any of the Loan Documents, are breached;

8.08.	If any Obligor fails to pay any final (adverse) judgment for the payment of money, within thirty (30) days after all appeal rights have unconditionally expired;

8.09.

If any Obligor fails to pay or perform any obligations under any other document, instrument or agreement executed in favor of the Lender, dated of any date, with respect to any other outstanding indebtedness incurred, or loan obtained, at any time, that is not cured within any applicable period of notice, cure or grace;

8.10.

If title to any collateral for the Loan is materially or adversely impacted by operation of law, recording, lien, inchoate right, or otherwise, arising from the actions of an adverse party, creditor or person which is not promptly, diligently and fully restored, or is not promptly, diligently and fully bonded over for the benefit of the Lender for an amount, on terms, and with a bonding company solely acceptable to the Lender;

8.11.	If any of Lender’s collateral for the Loan is lost, stolen, abandoned, seized, damaged or destroyed, other than in the ordinary course of business, and is not covered under any insurance policies;

8.12.

If any of Lender’s collateral for the Loan is used in a manner that violates any regulations, ordinances or laws identified by any federal, state or local governmental authority, which continues to remain uncorrected after the expiration of any applicable period of grace;

8.13.

Except as otherwise previously approved in writing by the Lender, or as may be otherwise permissible under the express terms of any of the other Loan Documents, if any Obligor changes its current legal form of business;

8.14.

If Michael Jacoby shall cease to be a director on and chairman of the Board of Directors of Broad Street Realty, Inc., and within ninety (90) days of such event he has not been replaced as director and chairman of the Board of Directors of Broad Street Realty, Inc. by a competent, experienced person that is acceptable to Lender, in Lender’s sole and absolute discretion;

8.15.	If any interests in the collateral for the Loan are assigned to anyone other than the Lender, except for subordinate assignments to third parties first approved in writing by the Lender;

8.16.

If any representation, warranty or any other statement of fact, contained in any writing, certificate, report, statement or application furnished to the Lender at any time in connection with any Obligor’s obligations and indebtedness to the Lender, shall prove to have been false, misleading or incomplete in any material respect at the time when made or furnished to the Lender;

8.17.

If a breach occurs under the terms of any other security document or instrument now or hereafter existing that: (i) also secures the Loan, or (ii) also encumbers the collateral for the Loan, where the other security document or instrument is otherwise expressly permissible under the terms of any Loan Documents;

8.18.

If any obligation contained in any guaranty agreement executed at any time in favor of the Lender that guarantees the payment of any obligations and indebtedness under the Loan, is: (i) breached or deemed to be breached, (ii) in default, or (iii) not performed;

8.19.

If that certain separate proposed commercial loan in the amount of $1,436,500.00 to BSV Cromwell Land, and guaranteed by each Borrower and Michael Z. Jacoby (the “Real Estate Loan”), is not closed and funded within thirty (30) days following the date of this Loan Agreement.

8.20.	If there is a breach or default under any terms of any documents evidencing and/or securing the Real Estate Loan, which breach or default continues following the expiration of any applicable notice and cure period under such documents.

Section 9 Remedies Upon Event of Default

Upon the occurrence of an Event of Default, a default shall also be deemed to have occurred under all other Loan Documents and the Lender may at any time thereafter, at its option, following ten (10) days written notice sent to Borrower to cure any monetary-related default and/or thirty (30) days written notice sent to Borrower to cure any non-monetary default, take any or all of the following actions, at the same or at different times:

9.01.

Without further notice or demand, accelerate or declare all amounts that remain outstanding under any Loan Documents to be immediately due and payable, both as to principal and interest, late fees, and any and all other amounts/expenditures WITHOUT PRESENTMENT, DEMAND, PROTEST, OR NOTICE OF ANY KIND, ALL OF WHICH ARE HEREBY EXPRESSLY WAIVED BY EACH OF THE UNDERSIGNED and such balance(s) shall accrue interest at the Default Rate as provided herein until paid in full;

9.02.

Any obligation of the Lender to advance funds under the terms of any Loan Documents and all other obligations, if any, of the Lender under the Loan Documents shall immediately cease and terminate unless and until Lender shall reinstate such obligation in writing.

9.03.	Exercise any rights of set off against any account, deposit or pledge.

9.04.	Require that additional collateral be pledged to the Lender, the acceptability and sufficiency of such collateral to be determined in the Lender's sole discretion;

9.05.	Take immediate possession of and foreclose upon any or all collateral which may be granted to the Lender as security for the indebtedness and obligations under the Loan Documents; and

9.06.	Exercise any and all other rights and remedies available to the Lender under the terms of any Loan Documents and applicable law, or equity, and in particular the Virginia Uniform Commercial Code.

Section 10 Miscellaneous Provisions

10.01.

Definitions. The following terms below shall have the meanings and include any other provisions specified, be applicable equally to the singular and plural forms of such terms and to all genders, and are incorporated into and expressly made a part of this Loan Agreement:

“Default Rate” shall have the meaning that is set forth in the Note (not to exceed the legal maximum rate) from and after the date of an Event of Default hereunder which shall apply, in the Lender's sole discretion, to all sums owing, including principal and interest, on such date.

“Event of Default” shall have the meaning as defined in this Loan Agreement.

“GAAP” shall mean generally accepted accounting principles as established by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants, as amended and supplemented from time to time.

“Interest Rate” or “Prime Rate” as applicable, shall have the meanings that are or may be set forth in the Note, which may be one of several rate indexes or interest rates that are employed by the Lender when extending credit, and may not necessarily be the Lender's lowest lending rate.

“Loan Documents” shall mean all documents, instruments and agreements of any date executed and delivered in connection with the Loan, and in particular include this Loan Agreement, the Note, the Borrower’s Certificate, any Guaranty, any Assignment, any Security Agreement(s), any and all other additional documents, agreements, certifications, consents, financing statements and resolutions that are contemplated in this Loan Agreement, and any and all renewals, extensions, modifications, duplicates, substitutions, and replacements thereto and therefore at any time or from time to time.

“Obligors” means any person or party liable for any undertakings under this Loan Agreement or any Loan Documents, and/or liable in any capacity to pay the Loan and/or such other sums and indebtedness in accordance with any of the Loan Documents, together with their respective administrators, heirs, successors and assigns.

“Person” shall mean an individual, partnership, corporation, trust, unincorporated organization, limited liability company, limited liability partnership, association, joint venture, or a government agency or political subdivision thereof.

10.03.

Constraints Applicable To Each Borrower and Each Guarantor. No Borrower or Guarantor: (i) shall provide any report, certificate, financial statement, or other document whether furnished prior to, or after the execution of the terms of this Loan Agreement, that proves to be materially false or materially misleading; (ii) shall default on the performance of any other material obligation of indebtedness when due or in the performance of any material obligation incurred in connection with money borrowed, beyond any applicable period of grace if judicial action is not pending in support of such position; (iii) shall cause any of the liens or security interests of the Lender to lapse or lose their priority status; (iv) shall permit any final judgment to be rendered against them for more than thirty (30) days for the payment of money which is not covered by insurance unless such judgment or execution thereon be effectively stayed; and/or (v) shall permit a custodian to be appointed for or take possession of any of their assets, or file voluntarily or involuntarily any insolvency proceeding, or become a debtor under the United States Bankruptcy Code, or be involved in any proceeding to dissolution proceeding, or have a receiver appointed, or make any assignment for the benefit of creditors, or become subject to an attachment, execution, or other judicial seizure of all or any portion of their assets, including an action or proceeding to seize any funds on deposit with the Lender, where such seizure is not promptly discharged.

10.04.

Non-impairment. If any one or more provisions contained herein or in any of the other Loan Documents shall be held invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and shall otherwise remain in full force and effect and binding.

10.05.

No Waiver. Neither the failure nor any delay on the part of the Lender in exercising any right, power or privilege granted in the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise of any other right, power, or privilege which may be provided by law.

10.06.	Modification. No modification, amendment, or waiver of any provision of this Loan Agreement or any of the Loan Documents shall be effective unless in writing and signed by the Lender.

10.07.

Payment Amount Adjustment. In the event that the interest to be paid on any outstanding principal is, or in the future will be, calculated at a variable (floating) interest rate, and if that interest rate increases from time to time, the Lender, at its sole discretion, may at any time adjust the Borrower's payment amount(s) to prevent the amount of interest accrued in a given period to exceed the periodic payment amount or to prevent any negative amortization to occur so that the total principal amount outstanding can be repaid within the same period of time as originally agreed upon.

10.08.	Other Loan Document Covenants. All covenants contained in all other Loan Documents are hereby incorporated by reference herein.

10.09.

Stamps and Fees. The Borrower shall pay all federal or state stamps, taxes, or other fees or charges, if any are payable or are determined to be payable by reason of the execution, delivery, or issuance of the Loan Documents or any security granted to the Lender; and the Borrower hereby indemnifies and holds harmless the Lender against any and all liability in respect thereof.

10.10.

Attorneys’ Fees. In the event of any uncured Event of Default and the Lender believes it necessary to employ an attorney to assist in the enforcement or collection of the indebtedness to the Lender, to enforce the terms and provisions of this Loan Agreement, or in the event the Lender voluntarily or otherwise should become a party to any suit or legal proceeding including a proceeding conducted under the Bankruptcy Code, each of the undersigned agrees to pay an award to the Lender of attorneys’ fees equal to all actual attorneys’ fees that the Lender reasonably incurs and all costs and expenses of collection or enforcement that may be reasonably incurred by the Lender, and shall be liable for such attorneys’ fees and costs whether or not any suit or proceeding is actually commenced.

10.11.

Lender Making Required Payments. In the event any insurance, taxes, assessments, costs or expenses which are to be paid under the terms hereof or of any Loan Documents, are not paid, or there is a failure to keep any of the properties and assets constituting collateral free from new security interests, liens, or encumbrances, except as permitted herein, Lender may at its election make expenditures for any or all such purposes and the amounts expended together with interest thereon at the Default Rate, shall become immediately due and payable to Lender, and shall have benefit of and be secured by the collateral; provided, however, the Lender shall be under no duty or obligation to make any such payments or expenditures. All such amounts, unless sooner paid, shall be paid by the Borrower when due, or Lender may, at its option, deduct any amounts necessary for the payment of these items from any advance. In Lender’s discretion, Lender may advance funds to pay for charges for the inspections, Lender's attorneys, Lender's fees, service charges, closing attorney, Borrower's attorney, insurance coverage, taxes, assessments, utilities, brokers, liens, encumbrances, corrections, Loan Document modifications, broker's fees, professional’s fees, and any other matters in connection with the collateral or activities pertaining to the collateral, and all such advances shall be reimbursed by the Borrower promptly and until reimbursed, then all advances shall be deemed to be advances under the Loan, secured by the Loan Documents, and remain outstanding obligations of the Borrower.

10.12.

Right of Offset. Any indebtedness owing from Lender to Borrower may be set off and applied by Lender on any indebtedness or liability of Borrower to Lender, at any time and from time to time after maturity, whether by acceleration or otherwise, and without demand or notice to Borrower.

10.13.

Participation. Lender may, without notice to Borrower or any other party, sell participations in or make assignments of any Loan made under this Loan Agreement, and Borrower agrees that any such participant or assignee shall have the same right of setoff as is granted to the Lender herein.

10.14.

UCC Authorization. The Lender is hereby authorized to file such UCC Financing Statements describing the collateral in any location deemed necessary and appropriate by Lender, as well as any amendments or extensions thereto.

10.15.	Modification and Renewal Fees. Lender may, at its option, charge any fees not prohibited by law as a condition of making any modification, renewal, extension, or amendment of any terms of the Loan.

10.16.

Conflicting Provisions. The parties are not aware of any ambiguity that may exist between/among this Loan Agreement, or any of the other Loan Documents. However, it is the intention of the parties hereto that if any ambiguity or conflict exists or arises between/among this Loan Agreement and any other Loan Documents, the ambiguity or conflict shall be interpreted in a manner that serves the best interests of the Lender, and the sentence or paragraph that contains the ambiguity or conflict shall be construed in a manner that continues, furthers or strengthens the secured interests of the Lender acting in its capacity as a prudent secured commercial lender.

10.17.

Notices. Any notice permitted or required by the provisions of this Loan Agreement to be sent to any party to this Loan Agreement shall be deemed to have been properly sent or given when deposited, postage pre-paid, with the United States Post Office by certified mail and return receipt requested, or when deposited, fees pre-paid, with an overnight international express delivery company like Federal Express. The address of each party appearing at the top of this Loan Agreement shall be a sufficient address for each to receive any notice that may be required under this Loan Agreement. The address of the Lender appearing at the top of this Loan Agreement shall be a sufficient address for it to receive any notice hereunder. After the date of this Loan Agreement, any party may change their address by giving notice as provided herein.

10.18.

Consent to Jurisdiction. It is agreed that any legal action or proceeding arising out of or relating to this Loan Agreement may be instituted in the Circuit Court of the County in Virginia where the loan arose or originated, or the United States District Court for the Eastern District of Virginia, or in such other appropriate court and venue as Lender may choose in its sole discretion. The jurisdiction of such courts is hereby consented to, and any objection relating to the basis for personal or in rem jurisdiction or removal to another venue is hereby waived.

10.19.

Indemnification. Each Borrower and each Guarantor hereby jointly and severally indemnifies and defends the Lender, its affiliates, their successors and assigns and their respective directors, officer, employees and shareholders, and does hereby hold each of them harmless from and against, any loss, liability, lawsuit, proceeding, cost expense or damage (including reasonable in-house and outside counsel fees, whether suit is brought or not) arising from or otherwise relating to the closing, disbursement, administration, or repayment of the Loan, including without limitation: (i) the failure to make any payment to the Lender promptly when due under the Loan Documents, whether under any notes evidencing the Loan or otherwise regarding the Loan; (ii) the breach of any representations or warranties to the Lender contained in this Loan Agreement or in any other Loan Documents now or hereafter executed in connection with the Loan; or (iii) the violation of any covenants or agreements made for the benefit of the Lender and contained in any of the Loan Documents; provided, however, that the foregoing indemnification shall not be deemed to cover any loss which is finally determined by a court of competent jurisdiction to result solely from the Lender’s gross negligence or willful misconduct.

10.20.

Counterparts. This Loan Agreement may be executed by the parties hereto in separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. Copies of documents or signature pages bearing original signatures, and executed documents or signature pages delivered by a party by telefax, facsimile, or e-mail transmission of an adobe® file format document (also known as a pdf file) shall, in each such instance, be deemed to be, and shall constitute and be treated as, an original signed document or counterpart, as applicable and be deemed to be effective for all purposes. Any party delivering an executed counterpart of this document by telefax, facsimile, or e-mail transmission of an adobe® file format document also shall deliver an original executed counterpart of this document. However, any failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Loan Agreement.

10.21.	Time of the Essence. TIME IS OF THE ESSENCE with respect to the performance of all obligations or undertakings hereunder.

10.22.

Accounting Standards. The preparation and maintenance of all records, financial statements, financial covenants, financial ratios contemplated in this Loan Agreement and/or provided to the Lender shall be made in accordance with GAAP, or a reasonable equivalency, such as tax basis, acceptable to Lender, which shall be noted on such statements.

10.23.

Obligations Joint and Several. The agreements, obligations, warranties, and representations of each Borrower contained herein are joint, several and joint and several with respect to each Borrower. The agreements, obligations, warranties, and representations of each Guarantor contained herein are joint, several and joint and several with respect to each Guarantor.

10.24.

Further Assurances. Each Borrower and each Guarantor will, on reasonable request of Lender, at no expense to Lender: (a) execute, acknowledge, deliver, procure, file or record any document or instrument deemed necessary, desirable, or proper by Lender to protect the liens or security interests created by the Loan Documents against the rights or interests of third persons; (b) execute, acknowledge, deliver, procure, record or file such further documents and do such further acts deemed necessary, desirable or proper by Lender to carry out the purposes of the Loan Documents; (c) promptly correct any defect, error or omission contained in this Loan Agreement or in any other Loan Document; (d) execute and deliver any renewals or continuation statements to the Loan Documents, or any additions, substitutions, replacements, or appurtenances to the collateral for the Loan; and (e) provide such certificates, documents, reports, information, affidavits and other instruments and do such further acts deemed necessary, desirable or proper by Lender to comply with the requirements of any Federal agency, or its auditors, having jurisdiction over Lender.

10.25.	Survival. All terms and provisions contained herein shall survive any and all loan disbursements, and remain in full force and effect at all times thereafter.

10.26.	Applicable Law. This Loan Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Virginia, without reference to conflict of law principles.

10.27.

No Partnership. Nothing in this Loan Agreement or in any of the other Loan Documents shall be construed to make any Borrower or any Guarantor hereto a partner, a joint venturer, or have an association, or a special arrangement with the Lender herein, or creating a principal-agent relationship or any other relationship except for that of a commercial arms length lending transaction.

10.28.

No Lender Control. It is agreed that the Lender's rights and interests hereunder as well as under the Loan Documents, and the administration thereof, shall not be deemed to indicate that the Lender is in control of the collateral, or in control of any activities or business operations related thereto.

10.29.

No Emails. No messages within any emails that may be sent from one party to another shall have the effect of modifying any of the terms or provisions that are contained within this Loan Agreement or within any of the other Loan Documents, notwithstanding anything that may be contained in any message within any email to the contrary, and no modification or amendment to this Loan Agreement or to any other Loan Documents shall be deemed to occur, unless such modification or amendment is in writing, and an original signature of the parties to the writing appears thereon, and all parties thereto intend to be bound. In the event of a conflict between the terms contained within any email, and this Loan Agreement, the terms of this Loan Agreement shall control.

10.30.

Successors And Assigns. This Loan Agreement shall inure to the benefit of the Lender, and be binding upon the parties hereto and their successors and assigns; but nothing herein shall authorize the assignment hereof by anyone other than the Lender.

10.31.

Subordination. The following are hereby subordinated in all respects to the rights, interests and remedies of the Lender under the Loan Documents and made inferior in priority of time to the Lender first receiving all regular installments and payment in full of the Loan in accordance with the terms of all Loan Documents: (i) all rights, interests and agreements as between or among the Borrower and Guarantor, and (ii) any and all loans made by or between any of the Borrower and/or any Guarantor.

10.32.	Captions And Headings. Captions and headings in this Loan Agreement are for convenience only and shall not affect construing the terms of this Loan Agreement.

10.33.

Entire Agreement. The Loan Documents embody the entire agreement between the parties thereto and the Lender with respect to the Loan, and there are no oral agreements that exist with the Lender with respect to the Loan which are not expressly set forth herein or in the Loan Documents.

10.34.

Tense and Gender. As used in this Loan Agreement, the singular number shall include the plural and the plural number shall include the singular. The use of any tense or gender in this Loan Agreement shall be applicable to all tenses and genders.

10.35.	Assignability. This Loan Agreement may be assigned by the Lender or any holder of the Note at any time or from time to time.

10.36.

WAIVER OF JURY TRIAL. UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW, THE UNDERSIGNED HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS, CLAIMS OR CONTINGENT CLAIMS ARISING OUT OF THIS LOAN AGREEMENT OR ANY OF THE LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR OUT OF THE CONDUCT OF THE RELATIONSHIP BETWEEN THE UNDERSIGNED AND LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN AND ENTER INTO THIS LOAN AGREEMENT. FURTHER, THE UNDERSIGNED HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF LENDER, NOR LENDER’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT SEEK TO ENFORCE THIS WAIVER OR RIGHT TO JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF LENDER, NOR LENDER’S COUNSEL, HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.

(signatures follow next)

WITNESS our signatures to this Loan Agreement:

Borrower:

Broad Street Operating Partnership, LP

a Delaware limited partnership

By:         Broad Street OP GP, LLC

a Delaware limited liability company

its General Partner

By: /s/ Michael Z. Jacoby                        (seal)

Michael Z. Jacoby

Chief Executive Officer

Broad Street Realty, Inc.

a Delaware corporation

By: /s/ Michael Z. Jacoby                             (seal)

Michael Z. Jacoby

Chief Executive Officer

Broad Street Realty, LLC

a Maryland limited liability company

By: /s/ Michael Z. Jacoby                             (seal)

Michael Z. Jacoby

Chief Executive Officer

Guarantor:

BSV Cromwell Land LLC

a Maryland limited liability company

By:/s/ Michael Z. Jacoby                             (seal)

Michael Z. Jacoby

Chief Executive Officer

/s/ Michael Z. Jacoby                                  (seal)

Michael Z. Jacoby (individually)

PROMISSORY NOTE

(Commercial Term Note)

$4,500,000.00	Dated as of December 27, 2019

IN RETURN FOR A LOAN MADE, OR RECEIVED CONTEMPORANEOUSLY BY THE UNDERSIGNED (the “Loan”), and for other good value received, the undersigned, Broad Street Operating Partnership, LP, a Delaware limited partnership, Broad Street Realty, Inc., a Delaware corporation, and Broad Street Realty, LLC, a Maryland limited liability company, their respective successors and/or assigns (collectively, the “Borrower” for clerical convenience), hereby jointly and severally promise to pay to the order of MVB BANK, INC., a West Virginia banking corporation, its successors and/or assigns (the “Lender”), the principal sum of Four Million Five Hundred Thousand and 00/100 Dollars ($4,500,000.00), without setoff (the “Principal”), in immediate available funds in lawful money of the United States of America, together with interest at the rate or rates specified in this Promissory Note (“Note”) and all other amounts owing pursuant to this Note. The Borrower shall pay this Note at the Lender's address as set forth below, or at such other address as Lender may designate from time to time, in accordance with the terms as hereinafter provided.

1.           Definitions. As used in this Note, unless the context otherwise specifies or requires, the following terms below shall have the meanings and include any other provisions specified, be applicable equally to the singular and plural forms of such terms and to all genders, and are incorporated into and expressly made a part of this Note:

“Default” means the occurrence: (i) of an Event of Default (as defined in the Loan Agreement) or (ii) a default under any Loan Documents, that continues to remain in effect after the expiration of any applicable notice and cure period as may be set forth in the Loan Agreement or in any of the applicable Loan Documents.

“Guarantors” means: BSV Cromwell Land LLC, a Maryland limited liability company, and Michael Z. Jacoby (individually), jointly and severally, their respective heirs, successors, and/or assigns.

“Loan Agreement” means the Loan Agreement dated as of the date of this Note, executed and delivered in connection with this Note, as the Loan Agreement may be amended or modified from time to time.

“Loan Documents” means the Loan Documents as defined in the Loan Agreement, and are inclusive of this Note, an Unconditional Guaranty Agreement, the Security Agreement and Collateral Assignment, and all other documents, instruments and agreements evidencing, securing, and/or delivered in connection with the Loan, and any all amendments, modifications, duplicates, and/or supplements thereto.

“Obligations” means all of the monetary and other obligations that are due or owing to the Lender: (i) that arise under this Note, (ii) that arise under the terms of any of the other Loan Documents, (iii) that arise under any indemnification or demand instruments, and/or (iv) that arise conditionally, or that may arise in the future under any agreed upon contingent or standby commitments of any kind, whatsoever.

Promissory Note
(Commercial Term Note)

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“Obligors” means any person or party liable for any undertakings under any Loan Documents, and/or liable in any capacity to pay the Loan and/or such other sums and indebtedness in accordance with any of the Loan Documents, together with their respective administrators, heirs, successors and/or assigns.

“Party” means all parties to any of the Loan Documents.

“Security Agreement” means any and all security documents, agreements and/or instruments executed in favor of the Lender of any date to secure the Loan evidenced by this Note, and in particular that certain Security Agreement dated as of the date of this Note from each Borrower to and for the benefit of the Lender, and any amendments, modifications, supplements or duplicates thereof.

2.        Accrual of Interest. Commencing as of the date of this Note, and continuing daily thereafter, the unpaid Principal balance of this Note that remains outstanding shall accrue interest and be calculated at a fixed per-annum interest rate that is equal to six and three-quarters percent (6.75%) (the “Interest Rate”).

3.         Calculation of Interest. Interest shall be calculated on the basis of a three hundred sixty (360) days per year factor applied to the actual days on which there exists an unpaid disbursed principal balance.

4.            Repayment.

(a)     The Lender shall be paid regular installments of principal and interest in an amount that is determined by the Lender based on the Principal and a ten (10) year amortization schedule. These installments shall commence on the ___ day of January, 2020, and shall continue to be paid to the Lender on that same calendar day of each succeeding month thereafter.

(b)      If Lender at any time determines that it has miscalculated the amount of any installment(s) due, Lender shall give notice to Borrower of the corrected amount, and (i) if the corrected amount represents an increase that is due, then Borrower shall, as of the next scheduled installment thereafter, pay to Lender any sums Borrower would have otherwise been obligated to pay to Lender had the amount of such installment(s) not been miscalculated, or (ii) if the corrected amount of such installment(s) represents a decrease that is due and Borrower is not otherwise in Default then Borrower shall receive a credit against this Note, as of the next scheduled monthly payment, in an amount equal to the sums that Borrower would not have otherwise been obligated to pay to Lender had the amount of such monthly payment not been miscalculated. In addition, the Lender shall have the right to correct patent errors or omissions in this Note without affecting the validity of this Note or the liability of any Party.

(c)      In the event that a condition occurs where negative amortization could arise under this Note, as determined solely by Lender, it is agreed that the Lender may require that an additional amount be paid with any installment, and continually thereafter in a sufficient amount to properly amortize the Loan so that in no event whatsoever is there any negative amortization. All calculations and determinations of the amount of installments due under this Note shall be determined solely by the Lender, and absent manifest error shall be binding upon the Borrower.

Promissory Note
(Commercial Term Note)

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5.          Method of Payment. All payments of principal, interest, costs and fees hereunder shall be made in immediately available funds to the Lender at 12100 Sunset Hills Road, Suite 130, Reston, Virginia 20190, or at any other location of the Lender specified in writing by the Lender to the Borrower, by noon (local time) on the date when due.

6.           Application of Payments. All payments made under this Note shall be applied, as of the date received, first to late payment fees, fees and expenses or other sums owed to the holder, under this Note and any other Loan Document, next to accrued interest, and then to principal, or in such other order or proportion as the holder of this Note, in the holder's sole and absolute discretion, may elect.

7.         Maturity. The maturity date is the date when the outstanding principal balance of this Note and all accrued interest then unpaid, together with all other amounts, costs and fees, if any, outstanding, shall be and become immediately due and payable in full (the “Maturity Date”). The Maturity Date is December __, 2022.

8.         Extensions of Maturity by Holder. Each Obligor who executes this Note hereby gives consent to the holder of this Note unilaterally, in its sole discretion, extending the Maturity Date or the date of any installment that is due hereunder, at any time or from time to time, without notice, without the necessity of any party hereto executing any additional agreement, and without releasing, discharging, or adversely affecting the liability or Obligations of any Party, whatsoever. The terms of this section shall remain in full force and effect regardless if the holder requires the execution of a modification agreement in connection with any such extension, and regardless of whether or not Borrower executes and delivers such modification agreement. Notwithstanding the preceding sentence, Borrower agrees to execute, acknowledge and deliver any such modification agreement prepared by Lender or its counsel, and such agreement shall be prepared at the sole expense of the Borrower.

9.         Late Payment Fee. Should any monthly installment due hereunder (whether principal and/or interest) be received more than ten (10) days after its due date (excluding upon maturity or acceleration), regardless whether notice thereof is sent to the Borrower, the Borrower shall pay a late payment fee equal to five percent (5.00%) of the amount then due.

10.        Voluntary Prepayment. Borrower may from time to time prepay, in whole or in part, the amounts owed under the Loan; provided however, partial prepayments will not affect the due date or the scheduled monthly installment amounts due under this Note.

11.           Reserved.

12.          Notices. Any notice required or permitted by or in connection with this Note shall be in writing and: (i) if sent to the Lender shall be at its address as set forth in the Loan Agreement, and shall be properly sent when deposited in the United States Mail, postage pre-paid, certified mail, return receipt requested, or when deposited with a recognized international overnight delivery service company, fees pre-paid, and (ii) if sent to the Borrower shall be deemed to be properly sent when deposited in the United States Mail, postage pre-paid, certified mail, return receipt requested, or when deposited with a recognized international overnight delivery service company, fees pre-paid, and addressed to the Borrower as follows: 7250 Woodmont Avenue, Suite 350, Bethesda, Maryland 20814, Attn: Michael Jacoby.

Promissory Note
(Commercial Term Note)

3

13.        Default; Acceleration Upon Default. The Borrower shall be in immediate default under this Note at such time as a Default has occurred and continues beyond any applicable notice and cure period under the Loan Documents. Notwithstanding anything that may be contained in this Note or in any of the other Loan Documents to the contrary, upon a Default: (i) the maturity of any or all Obligations may, at Lender’s sole option, be accelerated, and (ii) the holder may, in the holder's sole and absolute discretion and without notice or demand, declare the entire unpaid balance of Principal plus accrued interest and any other sums and amounts due hereunder immediately due and payable in full. Reference is made to the Security Agreement and all other Loan Documents for further and additional rights that are available to the holder of this Note to accelerate and declare the entire unpaid balance of principal plus accrued interest and any other sums due hereunder immediately due and payable.

14.       Rate After Default. Notwithstanding anything contained in this Note to the contrary, in the event of a breach of the Deposit Requirement covenant (as described and defined in the Loan Agreement), such breach shall not constitute a default or Event of Default, but the interest rate then in effect under this Note shall automatically increase by one percent (1.00%) above the interest rate that is then in effect under this Note, without the need for notice to Borrower, as provided in the Loan Agreement. Upon the occurrence and continuance of a Default, all amounts owed hereunder shall bear interest until paid in full at five (5) percentage points above the interest rate that is in effect under this Note (the “Default Rate”).

15.        Interest Rate After Maturity and After Judgment. Even though the maturity date of this Note may have passed, this Note shall continue to bear interest at the Default Rate. If judgment is entered against the Borrower on this Note, the amount of the judgment entered (which may include principal, interest, default interest, late charges, fees, and costs) shall bear interest at the Default Rate.

16.         Expenses of Collection. The Borrower shall pay all of the Lender's costs, fees, and expenses resulting from any enforcement action, or which may be incurred in connection with the defense of this Note by Lender against any claim or cause of action, including an award of attorneys’ fees in the amount of all actual attorneys’ fees which the Lender may reasonably incur, until paid in full.

17.        Waiver of Protest. Each Obligor who signs this Note hereby waives presentment, notice of dishonor and protest and any and all lack of diligence or delays in the collection or enforcement hereof, and expressly consents to the renewal of any and all Obligations, any release or any other indulgence or forbearance, which may be without notice to any Party.

Promissory Note
(Commercial Term Note)

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18.         Set-off. The Borrower agrees that whenever the Lender has the right to declare the Obligations to be immediately due and payable in full (whether or not it has so declared), the Lender and any branch or affiliate acting on its behalf is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender or any branch or affiliate of the Lender acting on its behalf to or for the credit or the account of any party signatory hereto against any and all of the obligations of such party to the Lender, irrespective of whether the Lender shall have made any demand under this Note and although such obligations may be unmatured. The Lender agrees promptly to notify such party after any such set-off and application, provided, that, the failure to give such notice shall not affect the validity of such set-off and application. Although the Lender may in its discretion take any act to confirm, indicate, or otherwise evidence a set-off, such act shall not be deemed to be necessary for an effective set-off. The rights of the Lender under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have. The Borrower agrees that the Lender shall have a lien on and a continuing security interest in: (i) all instruments, documents, securities, cash, property and the proceeds of any of the foregoing, owned by the Borrower or in which the Borrower has an interest, which now or hereafter are at any time in possession or control of the Lender or in transit by mail or carrier to or from the Lender or in the possession of any third party acting on behalf of the Lender, without regard to whether the Lender received the same in pledge, for safekeeping, as agent for collection or transmission or otherwise or whether the Lender had conditionally released the same, and (ii) all other property of such party in which a security interest in favor of the Lender now exists or is hereafter created pursuant to any written agreement now in effect or hereafter executed by such party, all of which shall at all times constitute additional security for all Obligations to the Lender, except for “consumer credit” subject to the disclosure requirements of the Federal Truth in Lending Act.

19.         Commercial Loan; Voluntary Involvement. It is hereby covenanted and warranted that the loan evidenced by this Note is being obtained and will be used solely for business, investment or commercial purposes, and is the result of a commercial loan transaction and no truth-in-lending, similar laws or laws constituting limitations regarding interest, are applicable.

20.           Security. This Note and the other Loan Documents are secured by:

(a)     the Security Agreement,

(b)     a Collateral Assignment, and any amendments, modifications, duplicates or supplements thereof, and

(c)     any and all other security documents executed in connection with the Loan, and any amendments, modifications, duplicates or supplements thereof.

21.        Choice of Law; Consent to Jurisdiction and Venue. The laws of the Commonwealth of Virginia, without reference to conflicts of laws principles, shall govern this Note, and the interpretation and construction and enforceability thereof and any and all issues relating to the transactions contemplated herein. It is expressly acknowledged that the Loan arose in the Commonwealth of Virginia.

Promissory Note
(Commercial Term Note)

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22.         Invalidity of Any Part. If any provision or part of any provision of this Note shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provisions of this Note and this Note shall be construed as if such invalid, illegal or unenforceable provision or part thereof had never been contained herein, but only to the extent of its invalidity, illegality or unenforceability.

23.        Estoppel Certificate. The Borrower agrees to furnish to the holder of this Note at any time and from time to time, within ten (10) days after a written request from the holder of this Note (but not more often than once in any twelve month period), a written estoppel certificate, duly executed and acknowledged, setting forth the amount then due under this Note, and whether any claims, offset or defense is then known to exist under this Note.

24.         Tense and Gender. As used herein, the term “Lender” includes the singular and the plural and refers to all genders.

25.         Assignability. This Note: (i) may not be assigned by the Borrower without the prior written consent of the Lender, and (ii) may be assigned by the Lender or any holder of this Note at any time or from time to time.

26.         Time of Essence. Time shall be of the essence of each and every provision of this Note and the other Loan Documents.

27.        Binding Nature. This Note shall inure to the benefit of and be enforceable by the Lender and the Lender's successors and/or assigns and any other person to whom the Lender may grant an interest in the Borrower's obligations to the Lender, and shall be binding and enforceable against the Borrower and the Borrower's successors and/or assigns.

28.        Paragraph Headings. The paragraph headings used within this Note are for convenience only, and shall not affect the meanings set forth in such paragraphs, or in this Note.

29.         Obligations Joint and Several. The agreements, obligations, warranties and representations of Borrower contained herein are joint, several and joint and several with respect to each Party who is a Borrower.

30.         Incorporation of Loan Documents. The Loan Documents are expressly made a part of this Note by this reference in the same manner and with the same effect as if set forth herein at length and any holder of this Note is entitled to the benefits of and remedies provided in the other Loan Documents.

31.         Counterparts. Separate signatures are permissible, and all signatures hereto may be provided by the parties hereto in separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. Copies of documents or signature pages bearing original signatures, and executed documents or signature pages delivered by a party by telefax, facsimile, or e-mail transmission of an Adobe® file format document (also known as a PDF file) shall, in each such instance, be deemed to be, and shall constitute and be treated as, an original signed document or counterpart, as applicable and be deemed to be effective for all purposes. Any party delivering an executed counterpart of this document by telefax, facsimile, or e-mail transmission of an Adobe® file format document also shall deliver an original executed counterpart of this document, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this instrument.

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32.         Intentionally Deleted.

33.        WAIVERS. EACH OF THE OBLIGORS AGREES THAT IT WILL NOT BE NECESSARY FOR THE LENDER, IN ORDER TO ENFORCE PAYMENT OF THIS NOTE BY ANY PARTY, TO FIRST INSTITUTE SUIT AGAINST ANY OTHER PARTY. EACH OF THE OBLIGORS HEREBY EXPRESSLY RELINQUISHES AND WAIVES (TO THE EXTENT THE SAME MAY BE LAWFULLY WAIVED) EACH AND EVERY RIGHT, DEFENSE OR CLAIM THAT FOLLOWS: (a) ANY RIGHT TO REQUIRE LENDER TO FIRST ENFORCE ITS REMEDIES AGAINST ANY PARTICULAR PARTY; (b) ANY RIGHT TO REQUIRE LENDER TO HAVE RECOURSE AGAINST ANY COLLATERAL; (c) ANY AND ALL RIGHTS UNDER OR PURSUANT TO SECTIONS 49-25 AND 49-26 OF THE CODE OF VIRGINIA, 1950 AS AMENDED; (d) ANY DEFENSE ARISING BY REASON OF ANY DISABILITY, OR THE DISABILITY OF ANY OF THE OTHER OBLIGORS; (e) ALL RIGHTS OF CONTRIBUTION, SUBROGATION OR REIMBURSEMENT AS AMONG THE OBLIGORS, UNTIL ALL INDEBTEDNESS UNDER THE LOAN SHALL HAVE BEEN PAID IN FULL TO THE LENDER; (f) ALL RIGHTS OF OR TO PRESENTMENTS, DEMANDS FOR PERFORMANCE, NOTICES OF NONPERFORMANCE, PROTESTS, NOTICES OF PROTEST, DEMANDS, NOTICES OF DEMANDS, NOTICES OF DISHONOR, NOTICES OF NON-PAYMENT AND OF THE EXISTENCE, CREATION, OR INCURRING OF NEW OR ADDITIONAL INDEBTEDNESS OF THE BORROWER; (g) ALL RIGHTS TO REQUIRE WRITTEN ACCEPTANCE OF THIS NOTE BY LENDER; (h) ALL RIGHTS TO A TRIAL BY JURY WITH RESPECT TO ANY DEFENSES, CLAIMS OR COUNTERCLAIMS BROUGHT HEREUNDER; (i) THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY STATUTE OF LIMITATIONS OR ANY CLAIM OF LACHES, INDULGENCES, DETERIORATION OF SECURITY, EXTENSION OF TIME OF PAYMENT, RENEWALS AND MODIFICATIONS; AND (j) THE RIGHT TO ASSERT ANY SET-OFF IN FAVOR OF ANY OBLIGOR PRIOR TO PAYMENT IN FULL TO THE LENDER. EACH OF THE OBLIGORS REPRESENTS AND WARRANTS THAT LEGAL COUNSEL OF CHOICE HAS BEEN AVAILABLE TO REVIEW AND INTERPRET THIS NOTE AND ALL WAIVERS AND RELEASES CONTAINED HEREIN, SAID COUNSEL HAVING BEEN AVAILABLE TO EXPLAIN AND ADVISE EACH OF THE OBLIGORS AS TO THE NOTE'S CONTENTS AND MEANING. MOREOVER, EACH OF THE OBLIGORS FURTHER REPRESENTS AND WARRANTS THAT EACH UNDERSTANDS THIS NOTE HAVING SEEN AND READ ITS CONTENTS, AND IS EXECUTING THIS NOTE VOLUNTARILY AND WITH THE FREE CONSENT AND DESIRE OF EACH OBLIGOR FOR GOOD AND VALUABLE CONSIDERATION. EACH OBLIGOR HAS REVIEWED AND APPROVED EACH OF THE ABOVE RELEASES AND WAIVERS AND HAS FREELY AGREED TO EXECUTE THIS NOTE.

(signatures appear on next page)

Promissory Note
(Commercial Term Note)

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WITNESS our signatures to this Promissory Note:

Borrower:

Broad Street Operating Partnership, LP

a Delaware limited partnership

By:         Broad Street OP GP, LLC

a Delaware limited liability company

its General Partner

By:/s/ Michael Z. Jacoby     (seal)

Michael Z. Jacoby

Chief Executive Officer

Broad Street Realty, Inc.

a Delaware corporation

By:/s/ Michael Z. Jacoby     (seal)

Michael Z. Jacoby

Chief Executive Officer

Broad Street Realty, LLC

a Maryland limited liability company

By:/s/ Michael Z. Jacoby     (seal)

Michael Z. Jacoby

Chief Executive Officer

STATE OF MARYLAND

CITY/COUNTY OF MONTGOMERY, to wit:

The foregoing instrument was acknowledged before me, a notary public, this 13th day of December, 2019, by Michael Z. Jacoby, as Chief Executive Officer of Broad Street OP GP, LLC, a Delaware limited liability company, the General Partner of Broad Street Operating Partnership, LP, a Delaware limited partnership, as Chief Executive Officer of Broad Street Realty, Inc., a Delaware corporation, and as Chief Executive Officer of Broad Street Realty, LLC, a Maryland limited liability company.

My Commission Expires: May 25, 2021	/s/ Hope Cantarilho
Registration Number: 227861	Notary Public

(signatures continue on next page)

Promissory Note
(Commercial Term Note)

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WITNESS the following signatures and seals to this Promissory Note (continued):

The undersigned jointly and severally agree: (i) that each is also an Obligor (as defined in this Note) and consent to the applicable provisions regarding an Obligor, and (ii) to unconditionally and absolutely guarantee payment of all of the terms and conditions herein in accordance with the terms of that certain Unconditional Guaranty Agreement dated of even date herewith:

Guarantors:

BSV Cromwell Land LLC

a Maryland limited liability company

By:/s/ Michael Z. Jacoby     (seal)

Michael Z. Jacoby

Chief Executive Officer

              /s/ Michael Z. Jacoby          (seal)

Michael Z. Jacoby (individually)

STATE OF MARYLAND

CITY/COUNTY OF MONTGOMERY, to wit:

The foregoing instrument was acknowledged before me, a notary public, this 13th day of December, 2019, by Michael Z. Jacoby, as the Chief Executive Officer of BSV Cromwell Land LLC, a Maryland limited liability company, and individually.

My Commission Expires: May 25, 2021	/s/ Hope Cantarilho
Registration Number: 227861	Notary Public

Promissory Note
(Commercial Term Note)

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PROMISSORY NOTE

(Revolving Line of Credit Note)

$2,000,000.00	Dated as of December 27, 2019

IN RETURN FOR A LOAN MADE, OR RECEIVED CONTEMPORANEOUSLY BY THE UNDERSIGNED (the “Loan”), and for other good value received, the undersigned, Broad Street Operating Partnership, LP, a Delaware limited partnership, Broad Street Realty, Inc., a Delaware corporation, and Broad Street Realty, LLC, a Maryland limited liability company, their respective successors and/or assigns (collectively, the “Borrower” for clerical convenience), hereby jointly and severally promise to pay to the order of MVB BANK, INC., a West Virginia banking corporation, its successors and/or assigns (the “Lender”), the principal sum of Two Million and 00/100 Dollars ($2,000,000.00), or so much thereof as may be advanced and/or re-advanced from time to time, without setoff (the “Principal”), in immediate available funds in lawful money of the United States of America, together with interest at the rate or rates specified in this Promissory Note (“Note”) and all other amounts owing pursuant to this Note. The Borrower shall pay this Note at the Lender's address as set forth below, or at such other address as Lender may designate from time to time, in accordance with the terms as hereinafter provided.

1.           Definitions. As used in this Note, unless the context otherwise specifies or requires, the following terms below shall have the meanings and include any other provisions specified, be applicable equally to the singular and plural forms of such terms and to all genders, and are incorporated into and expressly made a part of this Note:

“Default” means the occurrence: (i) of an Event of Default (as defined in the Loan Agreement) or (ii) a default under any Loan Documents, that continues to remain in effect after the expiration of any applicable notice and cure period as may be set forth in the Loan Agreement or in any of the applicable Loan Documents.

“Guarantors” means: BSV Cromwell Land LLC, a Maryland limited liability company, and Michael Z. Jacoby (individually), jointly and severally, their respective heirs, successors, and/or assigns.

“Loan Agreement” means the Loan Agreement dated as of the date of this Note, executed and delivered in connection with this Note, as the Loan Agreement may be amended or modified from time to time.

“Loan Documents” means the Loan Documents as defined in the Loan Agreement, and are inclusive of this Note, an Unconditional Guaranty Agreement, the Security Agreement and Collateral Assignment, and all other documents, instruments and agreements evidencing, securing, and/or delivered in connection with the Loan, and any all amendments, modifications, duplicates, and/or supplements thereto.

“Obligations” means all of the monetary and other obligations that are due or owing to the Lender: (i) that arise under this Note, (ii) that arise under the terms of any of the other Loan Documents, (iii) that arise under any indemnification or demand instruments, and/or (iv) that arise conditionally, or that may arise in the future under any agreed upon contingent or standby commitments of any kind, whatsoever.

Promissory Note
(Revolving Line of Credit Note)

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“Obligors” means any person or party liable for any undertakings under any Loan Documents, and/or liable in any capacity to pay the Loan and/or such other sums and indebtedness in accordance with any of the Loan Documents, together with their respective administrators, heirs, successors and/or assigns.

“Party” means all parties to any of the Loan Documents.

“Prime Rate” means the rate which at all times equals the fluctuating “U.S. Prime Rate” of interest identified as such and as published from time to time in “Money Rates” section of The Wall Street Journal as the “U.S. Prime Rate”, and the Prime Rate for any given day will be determined using The Wall Street Journal “U.S. Prime Rate” reported as of such day, notwithstanding the fact that such rate may actually be published on a later date and in the event more than one “U.S. Prime Rate” shall be reported, the Prime Rate for purposes hereof shall be the highest such published “U.S. Prime Rate”. The rate of interest accruing hereunder: (i) shall adjust from time-to-time without notice, and be immediately effective at the same time as any change to the “U.S. Prime Rate”, and (ii) may not be the lowest rate, the best rate, or a favored rate actually charged to any customer, and may not correspond with future increases or decreases in interest rates charged by other lenders. If the rate shall cease to be so published, the Lender will select in its discretion a successor source for the “U.S. Prime Rate” that shall yield a comparable rate and all such rate selections shall be binding. The rate of interest charged under this Note shall change immediately and contemporaneously with any change in the “U.S. Prime Rate”.

“Security Agreement” means any and all security documents, agreements and/or instruments executed in favor of the Lender of any date to secure the Loan evidenced by this Note, and in particular that certain Security Agreement dated as of the date of this Note from each Borrower to and for the benefit of the Lender, and any amendments, modifications, supplements or duplicates thereof.

2.        Accrual of Interest. Commencing as of the date of this Note, and continuing daily thereafter, the unpaid Principal balance of this Note that remains outstanding shall accrue interest and be calculated at a floating per-annum interest rate that is equal to the sum of the Prime Rate, plus a gross margin of one and one-half percent (1.50%) (collectively, the “Interest Rate”), as calculated and determined by the Lender; provided, however, in no event whatsoever shall the Interest Rate that is charged to the Borrower under this Note ever be less than six and three-quarters percent (6.75%) per annum.

3.          Calculation of Interest. Interest shall be calculated on the basis of a three hundred sixty (360) days per year factor applied to the actual days on which there exists an unpaid disbursed principal balance.

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(Revolving Line of Credit Note)

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4.           Repayment.

(a)     The Lender shall be paid regular installments of interest in an amount determined by the Lender based on the outstanding Principal. These installments shall commence on the ___ day of January, 2020, and shall continue to be paid to the Lender on that same calendar day of each succeeding month thereafter.

(b)      If Lender at any time determines that it has miscalculated the amount of any installment(s) due, Lender shall give notice to Borrower of the corrected amount, and (i) if the corrected amount represents an increase that is due, then Borrower shall, as of the next scheduled installment thereafter, pay to Lender any sums Borrower would have otherwise been obligated to pay to Lender had the amount of such installment(s) not been miscalculated, or (ii) if the corrected amount of such installment(s) represents a decrease that is due and Borrower is not otherwise in Default then Borrower shall receive a credit against this Note, as of the next scheduled monthly payment, in an amount equal to the sums that Borrower would not have otherwise been obligated to pay to Lender had the amount of such monthly payment not been miscalculated. In addition, the Lender shall have the right to correct patent errors or omissions in this Note without affecting the validity of this Note or the liability of any Party.

5.         Method of Payment. All payments of principal, interest, costs and fees hereunder shall be made in immediately available funds to the Lender at 12100 Sunset Hills Road, Suite 130, Reston, Virginia 20190, or at any other location of the Lender specified in writing by the Lender to the Borrower, by noon (local time) on the date when due.

6.          Application of Payments. All payments made under this Note shall be applied, as of the date received, first to late payment fees, fees and expenses or other sums owed to the holder, under this Note and any other Loan Document, next to accrued interest, and then to principal, or in such other order or proportion as the holder of this Note, in the holder's sole and absolute discretion, may elect.

7.         Maturity. The maturity date is the date when the outstanding principal balance of this Note and all accrued interest then unpaid, together with all other amounts, costs and fees, if any, outstanding, shall be and become immediately due and payable in full (the “Maturity Date”). The Maturity Date is December __, 2020.

8.         Extensions of Maturity by Holder. Each Obligor who executes this Note hereby gives consent to the holder of this Note unilaterally, in its sole discretion, extending the Maturity Date or the date of any installment that is due hereunder, at any time or from time to time, without notice, without the necessity of any party hereto executing any additional agreement, and without releasing, discharging, or adversely affecting the liability or Obligations of any Party, whatsoever. The terms of this section shall remain in full force and effect regardless if the holder requires the execution of a modification agreement in connection with any such extension, and regardless of whether or not Borrower executes and delivers such modification agreement. Notwithstanding the preceding sentence, Borrower agrees to execute, acknowledge and deliver any such modification agreement prepared by Lender or its counsel, and such agreement shall be prepared at the sole expense of the Borrower.

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(Revolving Line of Credit Note)

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9.        Late Payment Fee. Should any monthly installment due hereunder (whether principal and/or interest) be received more than ten (10) days after its due date (excluding upon maturity or acceleration), regardless whether notice thereof is sent to the Borrower, the Borrower shall pay a late payment fee equal to five percent (5.00%) of the amount then due.

10.        Voluntary Prepayment. Borrower may from time to time prepay, in whole or in part, the amounts owed under the Loan; provided however, partial prepayments will not affect the due date or the scheduled monthly installment amounts due under this Note.

11.        Unused Principal. In the event the full principal amount of this Note has not been disbursed under the terms of any Loan Documents by the date that is thirty (30) days prior to the Maturity Date, any obligation of the Lender to disburse any remaining amount of principal shall terminate and be of no force or effect.

12.         Notices. Any notice required or permitted by or in connection with this Note shall be in writing and: (i) if sent to the Lender shall be at its address as set forth in the Loan Agreement, and shall be properly sent when deposited in the United States Mail, postage pre-paid, certified mail, return receipt requested, or when deposited with a recognized international overnight delivery service company, fees pre-paid, and (ii) if sent to the Borrower shall be deemed to be properly sent when deposited in the United States Mail, postage pre-paid, certified mail, return receipt requested, or when deposited with a recognized international overnight delivery service company, fees pre-paid, and addressed to the Borrower as follows: 7250 Woodmont Avenue, Suite 350, Bethesda, Maryland 20814, Attn: Michael Jacoby.

13.        Default; Acceleration Upon Default. The Borrower shall be in immediate default under this Note at such time as a Default has occurred and continues beyond any applicable notice and cure period under the Loan Documents. Notwithstanding anything that may be contained in this Note or in any of the other Loan Documents to the contrary, upon a Default: (i) the maturity of any or all Obligations may, at Lender’s sole option, be accelerated, and (ii) the holder may, in the holder's sole and absolute discretion and without notice or demand, declare the entire unpaid balance of Principal plus accrued interest and any other sums and amounts due hereunder immediately due and payable in full. Reference is made to the Security Agreement and all other Loan Documents for further and additional rights that are available to the holder of this Note to accelerate and declare the entire unpaid balance of principal plus accrued interest and any other sums due hereunder immediately due and payable.

14.       Rate After Default. Notwithstanding anything contained in this Note to the contrary, in the event of a breach of the Deposit Requirement covenant (as described and defined in the Loan Agreement), such breach shall not constitute a default or Event of Default, but the interest rate then in effect under this Note shall automatically increase by one percent (1.00%) above the interest rate that is then in effect under this Note, without the need for notice to Borrower, as provided in the Loan Agreement. Upon the occurrence and continuance of a Default, all amounts owed hereunder shall bear interest until paid in full at five (5) percentage points above the interest rate that is in effect under this Note (the “Default Rate”).

15.        Interest Rate After Maturity and After Judgment. Even though the maturity date of this Note may have passed, this Note shall continue to bear interest at the Default Rate. If judgment is entered against the Borrower on this Note, the amount of the judgment entered (which may include principal, interest, default interest, late charges, fees, and costs) shall bear interest at the Default Rate.

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16.         Expenses of Collection. The Borrower shall pay all of the Lender's costs, fees, and expenses resulting from any enforcement action, or which may be incurred in connection with the defense of this Note by Lender against any claim or cause of action, including an award of attorneys’ fees in the amount of all actual attorneys’ fees which the Lender may reasonably incur, until paid in full.

17.       Waiver of Protest. Each Obligor who signs this Note hereby waives presentment, notice of dishonor and protest and any and all lack of diligence or delays in the collection or enforcement hereof, and expressly consents to the renewal of any and all Obligations, any release or any other indulgence or forbearance, which may be without notice to any Party.

18.         Set-off. The Borrower agrees that whenever the Lender has the right to declare the Obligations to be immediately due and payable in full (whether or not it has so declared), the Lender and any branch or affiliate acting on its behalf is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender or any branch or affiliate of the Lender acting on its behalf to or for the credit or the account of any party signatory hereto against any and all of the obligations of such party to the Lender, irrespective of whether the Lender shall have made any demand under this Note and although such obligations may be unmatured. The Lender agrees promptly to notify such party after any such set-off and application, provided, that, the failure to give such notice shall not affect the validity of such set-off and application. Although the Lender may in its discretion take any act to confirm, indicate, or otherwise evidence a set-off, such act shall not be deemed to be necessary for an effective set-off. The rights of the Lender under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have. The Borrower agrees that the Lender shall have a lien on and a continuing security interest in: (i) all instruments, documents, securities, cash, property and the proceeds of any of the foregoing, owned by the Borrower or in which the Borrower has an interest, which now or hereafter are at any time in possession or control of the Lender or in transit by mail or carrier to or from the Lender or in the possession of any third party acting on behalf of the Lender, without regard to whether the Lender received the same in pledge, for safekeeping, as agent for collection or transmission or otherwise or whether the Lender had conditionally released the same, and (ii) all other property of such party in which a security interest in favor of the Lender now exists or is hereafter created pursuant to any written agreement now in effect or hereafter executed by such party, all of which shall at all times constitute additional security for all Obligations to the Lender, except for “consumer credit” subject to the disclosure requirements of the Federal Truth in Lending Act.

19.       Commercial Loan; Voluntary Involvement. It is hereby covenanted and warranted that the loan evidenced by this Note is being obtained and will be used solely for business, investment or commercial purposes, and is the result of a commercial loan transaction and no truth-in-lending, similar laws or laws constituting limitations regarding interest, are applicable.

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20.           Security. This Note and the other Loan Documents are secured by:

(a)     the Security Agreement,

(b)     a Collateral Assignment, and any amendments, modifications, duplicates or supplements thereof, and

(c)     any and all other security documents executed in connection with the Loan, and any amendments, modifications, duplicates or supplements thereof.

21.         Choice of Law; Consent to Jurisdiction and Venue. The laws of the Commonwealth of Virginia, without reference to conflicts of laws principles, shall govern this Note, and the interpretation and construction and enforceability thereof and any and all issues relating to the transactions contemplated herein. It is expressly acknowledged that the Loan arose in the Commonwealth of Virginia.

22.          Invalidity of Any Part. If any provision or part of any provision of this Note shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provisions of this Note and this Note shall be construed as if such invalid, illegal or unenforceable provision or part thereof had never been contained herein, but only to the extent of its invalidity, illegality or unenforceability.

23.         Estoppel Certificate. The Borrower agrees to furnish to the holder of this Note at any time and from time to time, within ten (10) days after a written request from the holder of this Note (but not more often than once in any twelve month period), a written estoppel certificate, duly executed and acknowledged, setting forth the amount then due under this Note, and whether any claims, offset or defense is then known to exist under this Note.

24.          Tense and Gender. As used herein, the term “Lender” includes the singular and the plural and refers to all genders.

25.         Assignability. This Note: (i) may not be assigned by the Borrower without the prior written consent of the Lender, and (ii) may be assigned by the Lender or any holder of this Note at any time or from time to time.

26.         Time of Essence. Time shall be of the essence of each and every provision of this Note and the other Loan Documents.

27.        Binding Nature. This Note shall inure to the benefit of and be enforceable by the Lender and the Lender's successors and/or assigns and any other person to whom the Lender may grant an interest in the Borrower's obligations to the Lender, and shall be binding and enforceable against the Borrower and the Borrower's successors and/or assigns.

28.         Paragraph Headings. The paragraph headings used within this Note are for convenience only, and shall not affect the meanings set forth in such paragraphs, or in this Note.

29.          Obligations Joint and Several. The agreements, obligations, warranties and representations of Borrower contained herein are joint, several and joint and several with respect to each Party who is a Borrower.

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30.         Incorporation of Loan Documents. The Loan Documents are expressly made a part of this Note by this reference in the same manner and with the same effect as if set forth herein at length and any holder of this Note is entitled to the benefits of and remedies provided in the other Loan Documents.

31.         Counterparts. Separate signatures are permissible, and all signatures hereto may be provided by the parties hereto in separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. Copies of documents or signature pages bearing original signatures, and executed documents or signature pages delivered by a party by telefax, facsimile, or e-mail transmission of an Adobe® file format document (also known as a PDF file) shall, in each such instance, be deemed to be, and shall constitute and be treated as, an original signed document or counterpart, as applicable and be deemed to be effective for all purposes. Any party delivering an executed counterpart of this document by telefax, facsimile, or e-mail transmission of an Adobe® file format document also shall deliver an original executed counterpart of this document, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this instrument.

32.         Intentionally Deleted.

33.        WAIVERS. EACH OF THE OBLIGORS AGREES THAT IT WILL NOT BE NECESSARY FOR THE LENDER, IN ORDER TO ENFORCE PAYMENT OF THIS NOTE BY ANY PARTY, TO FIRST INSTITUTE SUIT AGAINST ANY OTHER PARTY. EACH OF THE OBLIGORS HEREBY EXPRESSLY RELINQUISHES AND WAIVES (TO THE EXTENT THE SAME MAY BE LAWFULLY WAIVED) EACH AND EVERY RIGHT, DEFENSE OR CLAIM THAT FOLLOWS: (a) ANY RIGHT TO REQUIRE LENDER TO FIRST ENFORCE ITS REMEDIES AGAINST ANY PARTICULAR PARTY; (b) ANY RIGHT TO REQUIRE LENDER TO HAVE RECOURSE AGAINST ANY COLLATERAL; (c) ANY AND ALL RIGHTS UNDER OR PURSUANT TO SECTIONS 49-25 AND 49-26 OF THE CODE OF VIRGINIA, 1950 AS AMENDED; (d) ANY DEFENSE ARISING BY REASON OF ANY DISABILITY, OR THE DISABILITY OF ANY OF THE OTHER OBLIGORS; (e) ALL RIGHTS OF CONTRIBUTION, SUBROGATION OR REIMBURSEMENT AS AMONG THE OBLIGORS, UNTIL ALL INDEBTEDNESS UNDER THE LOAN SHALL HAVE BEEN PAID IN FULL TO THE LENDER; (f) ALL RIGHTS OF OR TO PRESENTMENTS, DEMANDS FOR PERFORMANCE, NOTICES OF NONPERFORMANCE, PROTESTS, NOTICES OF PROTEST, DEMANDS, NOTICES OF DEMANDS, NOTICES OF DISHONOR, NOTICES OF NON-PAYMENT AND OF THE EXISTENCE, CREATION, OR INCURRING OF NEW OR ADDITIONAL INDEBTEDNESS OF THE BORROWER; (g) ALL RIGHTS TO REQUIRE WRITTEN ACCEPTANCE OF THIS NOTE BY LENDER; (h) ALL RIGHTS TO A TRIAL BY JURY WITH RESPECT TO ANY DEFENSES, CLAIMS OR COUNTERCLAIMS BROUGHT HEREUNDER; (i) THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY STATUTE OF LIMITATIONS OR ANY CLAIM OF LACHES, INDULGENCES, DETERIORATION OF SECURITY, EXTENSION OF TIME OF PAYMENT, RENEWALS AND MODIFICATIONS; AND (j) THE RIGHT TO ASSERT ANY SET-OFF IN FAVOR OF ANY OBLIGOR PRIOR TO PAYMENT IN FULL TO THE LENDER. EACH OF THE OBLIGORS REPRESENTS AND WARRANTS THAT LEGAL COUNSEL OF CHOICE HAS BEEN AVAILABLE TO REVIEW AND INTERPRET THIS NOTE AND ALL WAIVERS AND RELEASES CONTAINED HEREIN, SAID COUNSEL HAVING BEEN AVAILABLE TO EXPLAIN AND ADVISE EACH OF THE OBLIGORS AS TO THE NOTE'S CONTENTS AND MEANING. MOREOVER, EACH OF THE OBLIGORS FURTHER REPRESENTS AND WARRANTS THAT EACH UNDERSTANDS THIS NOTE HAVING SEEN AND READ ITS CONTENTS, AND IS EXECUTING THIS NOTE VOLUNTARILY AND WITH THE FREE CONSENT AND DESIRE OF EACH OBLIGOR FOR GOOD AND VALUABLE CONSIDERATION. EACH OBLIGOR HAS REVIEWED AND APPROVED EACH OF THE ABOVE RELEASES AND WAIVERS AND HAS FREELY AGREED TO EXECUTE THIS NOTE.

(signatures appear on next page)

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WITNESS our signatures to this Promissory Note:

Borrower:

Broad Street Operating Partnership, LP

a Delaware limited partnership

By:         Broad Street OP GP, LLC

a Delaware limited liability company

its General Partner

By:/s/ Michael Z. Jacoby     (seal)

Michael Z. Jacoby

Chief Executive Officer

Broad Street Realty, Inc.

a Delaware corporation

By:/s/ Michael Z. Jacoby     (seal)

Michael Z. Jacoby

Chief Executive Officer

Broad Street Realty, LLC

a Maryland limited liability company

By:/s/ Michael Z. Jacoby     (seal)

Michael Z. Jacoby

Chief Executive Officer

STATE OF MARYLAND

CITY/COUNTY OF MONTGOMERY, to wit:

The foregoing instrument was acknowledged before me, a notary public, this 13th day of December, 2019, by Michael Z. Jacoby, as Chief Executive Officer of Broad Street OP GP, LLC, a Delaware limited liability company, the General Partner of Broad Street Operating Partnership, LP, a Delaware limited partnership, as Chief Executive Officer of Broad Street Realty, Inc., a Delaware corporation, and as Chief Executive Officer of Broad Street Realty, LLC, a Maryland limited liability company.

My Commission Expires: May 25, 2021	/s/ Hope Cantarilho
Registration Number: 227861	Notary Public

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WITNESS the following signatures and seals to this Promissory Note (continued):

The undersigned jointly and severally agree: (i) that each is also an Obligor (as defined in this Note) and consent to the applicable provisions regarding an Obligor, and (ii) to unconditionally and absolutely guarantee payment of all of the terms and conditions herein in accordance with the terms of that certain Unconditional Guaranty Agreement dated of even date herewith:

Guarantors:

BSV Cromwell Land LLC

a Maryland limited liability company

By:/s/ Michael Z. Jacoby     (seal)

Michael Z. Jacoby

Chief Executive Officer

              /s/ Michael Z. Jacoby          (seal)

Michael Z. Jacoby (individually)

STATE OF MARYLAND

CITY/COUNTY OF MONTGOMERY, to wit:

The foregoing instrument was acknowledged before me, a notary public, this 13th day of December, 2019, by Michael Z. Jacoby, as the Chief Executive Officer of BSV Cromwell Land LLC, a Maryland limited liability company, and individually.

My Commission Expires: May 25, 2021	/s/ Hope Cantarilho
Registration Number: 227861	Notary Public

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